UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2013

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100 Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Noble Energy, Inc. (the “Company”) held its annual meeting of stockholders on Tuesday, April 23, 2013 at 9:30 a.m. central time in The Woodlands, Texas. Holders of an aggregate of 180,396,113 shares of the Company’s common stock at the close of business on March 6, 2013, were entitled to vote at the meeting, of which 164,992,861, or approximately 91.46% of the eligible voting shares were represented in person or by proxy. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as follows:
Proposal #1 – To elect the ten nominees named in the proxy statement as members of the Company’s Board of Directors:

Name	For	Against	Abstain	Broker Non-Vote
Jeffrey L. Berenson	156,257,745	547,733	798,467	7,388,916
Michael A. Cawley	155,579,770	1,225,659	798,516	7,388,916
Edward F. Cox	155,836,355	979,825	787,765	7,388,916
Charles D. Davidson	153,859,081	3,206,772	538,092	7,388,916
Thomas J. Edelman	155,979,907	836,490	787,548	7,388,916
Eric P. Grubman	156,526,483	277,443	800,019	7,388,916
Kirby L. Hedrick	156,247,605	557,438	798,902	7,388,916
Scott D. Urban	156,535,075	269,211	799,659	7,388,916
William T. Van Kleef	156,406,269	403,071	794,605	7,388,916
Molly K. Williamson	157,297,505	151,209	155,231	7,388,916
Proposal #2 – To ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year 2013:

For	Against	Abstain
163,926,677	818,758	247,426
Proposal #3 – To approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
155,153,416	2,106,044	344,485	7,388,916
Proposal #4 – To approve an amendment and restatement of the Company’s 1992 Stock Option and Restricted Stock Plan to increase the number of shares authorized for issuance under the plan from 31,000,000 to 35,800,000:

For	Against	Abstain	Broker Non-Vote
151,983,747	5,426,860	193,338	7,388,916
Proposal #5 – To approve an amendment to the Company’s Certificate of Incorporation to establish Delaware as the exclusive forum for resolving derivative and certain other disputes:

For	Against	Abstain	Broker Non-Vote
114,151,105	43,276,940	175,900	7,388,916
Proposal #6 – To approve an amendment to the Company’s By-Laws to (a) clarify that broker non-votes and abstentions count toward a quorum but are not considered a vote for or against a proposal, (b) allow the Board of Directors to fix separate record dates for determining stockholders entitled to notice of, and to vote at, meetings and (c) increase the age after which directors will not be eligible to be nominated for election from 70 to 75 years:

For	Against	Abstain	Broker Non-Vote
156,943,890	484,667	175,388	7,388,916

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date: April 24, 2013	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Senior Vice President, Chief Financial Officer